UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 2007
                                                         -----------------

                                PNA Group, Inc.
                                ---------------
             (Exact name of registrant as specified in its charter)

       Delaware                      333-142896                 04-3756642
       --------                      ----------                 ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)

                    400 Northridge Road
                      Atlanta, Georgia                               30350
                      ----------------                               -----
          (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:    (770) 641-6460
                                                       --------------

                                 Not Applicable
                                 --------------
             (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

         On December 6, 2007, PNA Group, Inc. (the "Company") announced that Infra-Metals Co., its wholly owned subsidiary ("Infra"), had been awarded tax and financing incentives from the Ohio Department of Development to develop, construct and operate a new facility in New Boston, Ohio. On December 10, 2007, the Company issued a press release announcing plans for Infra to construct the new facility in New Boston, Ohio. A copy of the December 10, 2007 press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits.

              Exhibit #      Description
              ---------      -----------

              99.1           Copy of the Company's press release, issued
                             December 10, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PNA GROUP, INC.



Date: December 11, 2007            By:   /s/ Christopher J. Moreton
      -----------------               ------------------------------------------
                                   Name:    Christopher J. Moreton
                                   Title:   Chief Financial Officer